                         NOTICE OF GUARANTEED DELIVERY
                                   TO TENDER
         UNREGISTERED 7.164% SERIES A SENIOR SECURED BONDS DUE 2014 AND
           UNREGISTERED 8.160% SERIES B SENIOR SECURED BONDS DUE 2025
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                         LSP ENERGY LIMITED PARTNERSHIP
                                      AND
                       LSP BATESVILLE FUNDING CORPORATION
       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED [      ], 1999

    As set forth in the Prospectus (as defined), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (i) if certificates for unregistered 7.164% Series A Senior Secured Bonds due 2014 and unregistered 8.160% Series B Senior Secured Bonds due 2025 (together, the "Private Bonds") of LSP Energy Limited Partnership and LSP Batesville Funding Corporation (together, the "Issuers"), are not immediately available, (ii) time will not permit a holder's Private Bonds or other required documents to reach The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined) or (iii) the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, registered or certified mail, by hand or by overnight delivery service to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" in the Prospectus.

 THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
 CITY TIME, ON [      ], 1999 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE
 OFFER IS EXTENDED BY THE ISSUERS.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK
                                  DELIVER TO:

      BY REGISTERED OR CERTIFIED MAIL:                BY HAND OR OVERNIGHT DELIVERY:

            The Bank of New York                           The Bank of New York
        101 Barclay Street, Floor 7E                   101 Barclay Street, Floor 7E
             New York, NY 10286                             New York, NY 10286
    Attention: Reorganization Department                 Attention: Reorganization
                                                                Department

                                 BY FACSIMILE:
                          (ELIGIBLE INSTITUTIONS ONLY)

                                 (212)815-6339

                               FOR INFORMATION OR
                           CONFIRMATION BY TELEPHONE:
                                    [      ]

     Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

    The undersigned hereby tenders to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus dated [ ], 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Private Bonds set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

 Name(s) of Registered Holder(s): _____________________________________________

 Aggregate Principal
 Amount Tendered: $[______] Series A Bonds; $[______] Series B Bonds___________

 Certificate No.(s)
 (if available): ______________________________________________________________

 (Total Principal Amount Represented by
 Private Bonds Certificate(s)): _______________________________________________

 $[______] Series A Bonds; $[______] Series B Bonds____________________________

 If Private Bonds will be tendered by book-entry transfer, provide the following information;

 DTC Account Number: __________________________________________________________

 Date: ________________________________________________________________________

 * Must be in denominations of $1,000 and any integral multiple thereof.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

 X ____________________________________________________________________________

 X ____________________________________________________________________________
         Signature(s) or Owner(s)                     Date
         or Authorized Signatory

 Area Code and Telephone Number: ______________________________________________

 Must be signed by the holder(s) of the Private Bonds as their name(s) appear(s) on certificates for Private Bonds or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

 Name(s): _____________________________________________________________________

  _____________________________________________________________________________

  _____________________________________________________________________________

 Capacity: ____________________________________________________________________

 Address(es): _________________________________________________________________

  _____________________________________________________________________________

  _____________________________________________________________________________

               THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED.

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Signature Program or a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker, or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or learning agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Private Bonds tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Private Bonds to the Exchange Agent's account at The Depositary Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, within three New York Stock Exchange, Inc. trading days after the date of execution of this Notice of Guaranteed Delivery.

    The undersigned acknowledges that it must deliver the Private Bonds tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

--------------------------------------------  --------------------------------------------
                Name of Firm                              Authorized Signature
--------------------------------------------  --------------------------------------------
                  Address                                        Title
--------------------------------------------  --------------------------------------------
                  Zip Code                               (Please Type or Print)

Area Code and Telephone No.:                                     Dated:

NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE BONDS WITH THIS FORM.

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